EXHIBIT 10.15

                                    GUARANTY


                  THIS GUARANTY (this "Guaranty"), dated as of October 10, 2001, is made by StorageTek Holding Corporation, a Nevada corporation (the "Guarantor"), in favor of the Banks party to the Credit Agreement referred to below and Bank of America, N.A., as Agent and Issuing Bank and Collateral Agent.

                                    RECITALS

                  WHEREAS, Storage Technology Corporation, a Delaware corporation (the "Borrower"), the Banks and the Agent are parties to a Credit Agreement dated as of October 10, 2001 (as amended, modified, renewed or extended from time to time, the "Credit Agreement");

                  WHEREAS, it is a condition precedent to the making of Loans under the Credit Agreement that the Guarantor execute and deliver this Guaranty; and

                  WHEREAS, the Guarantor will derive substantial direct and indirect benefits from the credit extensions to the Borrower pursuant to the Credit Agreement (which benefits are hereby acknowledged by the Guarantor).

                  NOW, THEREFORE, for good and valuable consideration the receipt and the adequacy of which is hereby acknowledged, the Guarantor hereby agrees as follows:

                  SECTION 1 Definitions; Interpretation.

                  (a) Terms Defined in Credit Agreement.  All capitalized terms
                      ---------------------------------
used in this Guaranty and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  (b) Certain Defined Terms.  As used in this Guaranty, the
                      ---------------------
following terms shall have the following meanings:

                  "Guaranteed Obligations" has the meaning set forth in Section
                   ----------------------
2.

                  "Guarantor Documents" means this Guaranty, and all other
                   -------------------
certificates, documents, agreements and instruments delivered to the Agent and the Banks under or in connection with this Guaranty.

                  "Solvent" means, as to any Person at any time, that (a) the
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fair value of the property of such Person is greater than the amount of such
Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code and, in the alternative, for purposes of the California Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent


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and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

                  (c) Interpretation.  The rules of interpretation set forth in
                      --------------
Section 1.2 of the Credit Agreement shall be applicable to this Guaranty and are incorporated herein by this reference.

                  SECTION 2  Guaranty.
                             --------

                  (a) Guaranty. The Guarantor hereby unconditionally and
                      --------
irrevocably guarantees to the Agent and the Banks, and their respective successors, endorsees, transferees and assigns, the full and prompt payment when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) and performance of the indebtedness, liabilities and other monetary obligations of the Borrower to the Agent and the Banks under or in connection with the Credit Agreement, the Letters of Credit and the other Loan Documents, including all unpaid principal of the Loans, all interest accrued thereon, all fees due under the Credit Agreement and all other amounts payable by the Borrower to the Agent and the Banks thereunder or in connection therewith. The terms "indebtedness," "liabilities" and "obligations" are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, now existing or hereafter arising, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness, liabilities and obligations may be or hereafter become unenforceable or shall be an allowed or disallowed claim under the Bankruptcy Code or other applicable law. The foregoing indebtedness, liabilities and other obligations of the Borrower, and all other indebtedness, liabilities and obligations to be paid or performed by the Guarantor in connection with this Guaranty (including any and all amounts due under Section 15), shall hereinafter be collectively referred to as the "Guaranteed Obligations."
                                    ----------------------

                  (b) Limitation of Guaranty. To the extent that any court of
                      ----------------------
competent jurisdiction shall impose by final judgment under applicable law (including the California Uniform Fraudulent Transfer Act and ss.ss.544 and 548 of the Bankruptcy Code) any limitations on the amount of the Guarantor's liability with respect to the Guaranteed Obligations which the Agent or the Banks can enforce under this Guaranty, the Agent and the Banks by their acceptance hereof accept such limitation on the amount of the Guarantor's liability hereunder to the extent needed to make this Guaranty and the Guarantor Documents fully enforceable and nonavoidable.

                  SECTION 3 Liability of Guarantor. The liability of the
                            ----------------------
Guarantor under this Guaranty shall be irrevocable, absolute, independent and unconditional, and shall not be affected by any circumstance which might constitute a discharge of a surety or guarantor other than the payment and performance in full of all Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, the Guarantor agrees as follows:

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

                  (i) the Guarantor's liability hereunder shall be the immediate, direct, and primary obligation of the Guarantor and shall not be contingent upon the Agent's or any Bank's exercise or enforcement of any remedy it may have against the Borrower or any other Person, or against any Collateral;

                  (ii) this Guaranty is a guaranty of payment when due and not merely of collectibility;

                  (iii) the Guarantor's payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge the Guarantor's liability for any portion of the Guaranteed Obligations remaining unsatisfied; and

                  (iv) the Guarantor's liability with respect to the Guaranteed Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, nor shall the Guarantor be exonerated or discharged by, any of the following events:

                           (A) any proceeding under any Insolvency Proceeding
with respect to the Borrower, any other guarantor or any other Person;

                           (B) any limitation, discharge, or cessation of the
liability of the Borrower, any other guarantor or any other Person for any Guaranteed Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of any of the Guaranteed Obligations or the Loan Documents;

                           (C) any merger, acquisition, consolidation or change
in structure of the Borrower, the Guarantor or any other guarantor or Person, or any sale, lease, transfer or other disposition of any or all of the assets or shares of the Borrower, the Guarantor, any other guarantor or other Person;

                           (D) any assignment or other transfer, in whole or in
part, of the Agent's or any Bank's interests in and rights under this Guaranty or the other Loan Documents, including the Agent's or any Bank's right to receive payment of the Guaranteed Obligations;

                           (E) any claim, defense, counterclaim or setoff, other
than that of prior performance, that the Borrower, the Guarantor, any other guarantor or other Person may have or assert, including any defense of incapacity or lack of corporate or other authority to execute any of the Loan Documents;

                           (F) the Agent's or any Bank's amendment,
modification, renewal, extension, cancellation or surrender of any Loan
Document;

                           (G) the Agent's or any Bank's vote, claim,
distribution, election, acceptance, action or inaction in any proceeding under any Insolvency Proceeding related to the Guaranteed Obligations;

                           (H) any impairment or invalidity of any collateral
securing any of the Guaranteed Obligations or any failure to perfect any of the Liens of the Agent and the Banks thereon or therein; and

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

                           (I) any other guaranty, whether by the Guarantor or
any other Person, of all or any part of the Guaranteed Obligations or any other indebtedness, obligations or liabilities of the Borrower to the Agent or the Banks.

                  SECTION 4 Consents of Guarantor. The Guarantor hereby
                            ---------------------
unconditionally consents and agrees that, without notice to or further assent from the Guarantor:

                  (i) the principal amount of the Guaranteed Obligations may be increased or decreased and additional indebtedness or obligations of the Borrower under the Loan Documents may be incurred, by one or more amendments, modifications, renewals or extensions of any Loan Document or otherwise;

                  (ii) the time, manner, place or terms of any payment under any Loan Document may be extended or changed, including by an increase or decrease in the interest rate on any Guaranteed Obligation or any fee or other amount payable under such Loan Document, by an amendment, modification or renewal of any Loan Document or otherwise;

                  (iii) the time for the Borrower's (or any other Person's) performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Loan Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as the Agent and the Banks may deem proper;

                  (iv) the Agent or the Banks may discharge or release, in whole or in part, any other guarantor or any other Person liable for the payment and performance of all or any part of the Guaranteed Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any collateral, nor shall the Agent or the Banks be liable to the Guarantor for any failure to collect or enforce payment or performance of the Guaranteed Obligations from any Person or to realize on any collateral therefor;

                  (v) Agent and the Banks may take and hold other security (legal or equitable) of any kind, at any time, as collateral for the Guaranteed Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof;

                  (vi) the Agent and the Banks may request and accept other guaranties of the Guaranteed Obligations and any other indebtedness, obligations or liabilities of the Borrower to the Agent or the Banks and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; and

                  (vii) the Agent and the Banks may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege (including the right to accelerate the maturity of any Loan and any power of sale) granted by any Loan Document or other security document or agreement, or otherwise available to the Agent and the Banks, with respect to the Guaranteed Obligations or any collateral, even if the exercise of such right, remedy, power


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or privilege affects or eliminates any right of subrogation or any other right of the Guarantor against the Borrower;

all as the Agent and the Banks may deem advisable, and all without impairing, abridging, releasing or affecting this Guaranty.

                  SECTION 5 Guarantor's Waivers.
                            -------------------

                  (a) Certain Waivers.  The Guarantor waives and agrees not to
                      ---------------
assert:

                  (i) any right to require the Agent or any Bank to marshal assets in favor of the Borrower, the Guarantor, any other guarantor or any other Person, to proceed against the Borrower, any other guarantor or any other Person, to proceed against or exhaust any of the Collateral, to give notice of the terms, time and place of any public or private sale of personal property security constituting the Collateral or other collateral for the Guaranteed Obligations or comply with any other provisions of ss.9-504 of the California UCC (or any equivalent provision of any other applicable law) or to pursue any other right, remedy, power or privilege of the Agent or any Bank whatsoever;

                  (ii) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Guaranteed Obligations;

                  (iii) any defense arising by reason of any lack of corporate or other authority or any other defense of the Borrower, the Guarantor or any other Person;
                  (iv) any defense based upon the Agent's or any Bank's errors or omissions in the administration of the Guaranteed Obligations;

                  (v) any rights to set-offs and counterclaims;

                  (vi) any defense based upon an election of remedies (including, if available, an election to proceed by nonjudicial foreclosure) which destroys or impairs the subrogation rights of the Guarantor or the right of the Guarantor to proceed against the Borrower or any other obligor of the Guaranteed Obligations for reimbursement; and

                  (vii) without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Guaranty, including any and all benefits that otherwise might be available to the Guarantor under California Civil Code ss.ss.1432, 2809, 2810, 2815, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 3433 and California Code of Civil Procedure ss.ss.580a, 580b, 580d and 726, and any similar laws in any states in which any real property collateral is situated. Accordingly, the Guarantor waives all rights and defenses that the Guarantor may have because the Borrower's debt is secured by real property. This means, among other things: (A) the Agent and the Banks may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower; and (B) if the Agent forecloses on any real property collateral pledged by the Borrower: (1) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale


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price, and (2) the Agent and the Banks may collect from the Guarantor even if the Agent, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights of defenses based upon
Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure

                  (b) Additional Waivers. The Guarantor waives any and all
                      ------------------
notice of the acceptance of this Guaranty, and any and all notice of the creation, renewal, modification, extension or accrual of the Guaranteed Obligations, or the reliance by the Agent and the Banks upon this Guaranty, or the exercise of any right, power or privilege hereunder. The Guaranteed Obligations shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Guaranty. The Guarantor waives promptness, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon the Borrower, the Guarantor or any other Person with respect to the Guaranteed Obligations.

                  (c) Independent Obligations. The obligations of the Guarantor
                      -----------------------
hereunder are independent of and separate from the obligations of the Borrower and any other guarantor and upon the occurrence and during the continuance of any Event of Default, a separate action or actions may be brought against the Guarantor, whether or not the Borrower or any such other guarantor is joined therein or a separate action or actions are brought against the Borrower or any such other guarantor.

                  (d) Financial Condition of Borrower. The Guarantor shall not
                      -------------------------------
have any right to require the Agent or the Banks to obtain or disclose any information with respect to: (i) the financial condition or character of the Borrower or the ability of the Borrower to pay and perform the Guaranteed Obligations; (ii) the Guaranteed Obligations; (iii) the existence or nonexistence of any other guarantees of all or any part of the Guaranteed Obligations; (iv) any action or inaction on the part of the Agent or the Banks or any other Person; or (v) any other matter, fact or occurrence whatsoever.

                  SECTION 6 Subrogation. Until the Guaranteed Obligations shall
                            -----------
be satisfied in full and the Commitments shall be terminated, the Guarantor shall not have, and shall not directly or indirectly exercise, (i) any rights that it may acquire by way of subrogation under this Guaranty, by any payment hereunder or otherwise, (ii) any rights of contribution, indemnification, reimbursement or similar suretyship claims arising out of this Guaranty or (iii) any other right which it might otherwise have or acquire (in any way whatsoever) which could entitle it at any time to share or participate in any right, remedy or security of the Banks or the Agent as against the Borrower or other guarantors, whether in connection with this Guaranty, any of the other Loan Documents or otherwise. If any amount shall be paid to the Guarantor on account of the foregoing rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

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

                  SECTION 7  Subordination.
                             -------------

                  (a) Subordination to Payment of Guaranteed Obligations. All
                      --------------------------------------------------
payments on account of all indebtedness, liabilities and other obligations of the Borrower to the Guarantor, whether created under, arising out of or in connection with any documents or instruments evidencing any credit extensions to Borrower or otherwise, including all principal on any such credit extensions, all interest accrued thereon, all fees and all other amounts payable by the Borrower to the Guarantor in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined (the "Subordinated Debt")
                                                             -----------------
shall be subject, subordinate and junior in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment in full in cash or cash equivalents of the Guaranteed Obligations.

                  (b) No Payments. As long as any of the Guaranteed Obligations
                      -----------
shall remain outstanding and unpaid, the Guarantor shall not accept or receive any payment or distribution by or on behalf of the Borrower, directly or indirectly, of assets of the Borrower of any kind or character, whether in cash, property or securities, including on account of the purchase, redemption or other acquisition of Subordinated Debt, as a result of any collection, sale or other disposition of collateral, or by setoff, exchange or in any other manner, for or on account of the Subordinated Debt ("Subordinated Debt Payments"),
                                             --------------------------
except that if no Event of Default exists and no notice described below has been received by the Guarantor, the Guarantor shall be entitled to accept and receive regularly scheduled payments and other payments on the Subordinated Debt, in accordance with the terms of the documents and instruments governing the Subordinated Debt and other Subordinated Debt Payments in respect of Subordinated Debt not evidenced by documents or instruments (including in respect of Dispositions), in each case to the extent not prohibited under the Credit Agreement. During the existence of an Event of Default (or if any Event of Default would exist immediately after the making of a Subordinated Debt Payment), and upon receipt by the Borrower of notice from the Agent or any Bank of such Default, and until such Event of Default is cured or waived, the Borrower shall not make, accept or receive any Subordinated Debt Payment. In the event that, notwithstanding the provisions of this Section 7, any Subordinated Debt Payments shall be received in contravention of this Section 7 by the Guarantor before all Guaranteed Obligations are paid in full in cash or cash equivalents, such Subordinated Debt Payments shall be held in trust for the benefit of the Agent and the Banks and shall be paid over or delivered to the Agent for application to the payment in full in cash or cash equivalents of all Guaranteed Obligations remaining unpaid to the extent necessary to give effect to this Section 7, after giving effect to any concurrent payments or distributions to the Agent and the Banks in respect of the Guaranteed Obligations.

                  (c) Subordination of Remedies. As long as any Guaranteed
                      -------------------------
Obligations shall remain outstanding and unpaid, the Guarantor shall not, without the prior written consent of the Agent:

                  (i) accelerate or bring suit or institute any other actions or proceedings to enforce its rights or interests under or in respect of the Subordinated Debt;

                  (ii) exercise any rights under or with respect to (A) any guaranties of the Subordinated Debt, or (B) any collateral held by it, including causing or compelling the pledge or delivery of any collateral, any attachment


                                       7
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of, levy upon, execution against, foreclosure upon or the taking of other action against or institution of other proceedings with respect to any collateral held by it, notifying any account debtors of the Borrower or asserting any claim or interest in any insurance with respect to any collateral, or attempt to do any of the foregoing;

                  (iii) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities or obligations of the Guarantor to the Borrower against any of the Subordinated Debt; or

                  (iv) commence, or cause to be commenced, or join with any creditor other than the Agent and the Banks in commencing, any proceeding under any Debtor Relief Laws as against Borrower.

                  (d) Subordination Upon Any Distribution of Assets of the
                      ----------------------------------------------------
Borrower. In the event of any payment or distribution of assets of the Borrower
--------
of any kind or character, whether in cash, property or securities, upon any proceeding under any Debtor Relief Laws with respect to or involving the Borrower, (i) all amounts owing on account of the Guaranteed Obligations, including all interest accrued thereon at the contract rate both before and after the initiation of any such proceeding, whether or not an allowed claim in any such proceeding, shall first be paid in full in cash, or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which the Guarantor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution directly to the Agent (on behalf of the Banks) for application to the payment of the Guaranteed Obligations in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to the Agent or the Banks in respect of such Guaranteed Obligations.

                  (e) Authorization to Agent.  If, while any Subordinated Debt
                      ----------------------
is outstanding, any proceeding under any Debtor Relief laws is commenced by or against the Borrower or its property:

                  (i) the Agent, when so instructed by the Required Banks, is hereby irrevocably authorized and empowered (in the name of the Banks or in the name of the Guarantor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Agent and the Banks; and

                  (ii) the Guarantor shall promptly take such action as the Agent (on instruction from the Required Banks) may reasonably request (A) to collect the Subordinated Debt for the account of the Banks and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the Agent, such powers of attorney, assignments and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.

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                  SECTION 8  Continuing Guaranty; Reinstatement.
                             ----------------------------------

                  (a) Continuing Guaranty.  This Guaranty is a continuing
                      -------------------
guaranty and agreement of subordination and shall continue in effect and be binding upon the Guarantor until termination of the Commitments and payment and performance in full of the Guaranteed Obligations.

                  (b) Reinstatement. This Guaranty shall continue to be
                      -------------
effective or shall be reinstated and revived, as the case may be, if, for any reason, any payment of the Guaranteed Obligations by or on behalf of the Borrower (or receipt of any proceeds of collateral) shall be rescinded, invalidated, declared to be fraudulent or preferential, set aside, voided or otherwise required to be repaid to the Borrower, its estate, trustee, receiver or any other Person (including under any Debtor Relief Laws or other state or federal law), or must otherwise be restored by the Agent or any Bank, whether as a result of proceedings under any Debtor Relief Laws or otherwise. To the extent any payment is so rescinded, set aside, voided or otherwise repaid or restored, the Guaranteed Obligations shall be revived in full force and effect without reduction or discharge for such payment. All losses, damages, costs and expenses that the Agent or the Banks may suffer or incur as a result of any voided or otherwise set aside payments shall be specifically covered by the indemnity in favor of the Banks and the Agent contained in Section 16.

                  SECTION 9 Payments. The Guarantor hereby agrees, in
                            --------
furtherance of the foregoing provisions of this Guaranty and not in limitation of any other right which the Agent or any Bank or any other Person may have against the Guarantor by virtue hereof, upon the failure of the Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under ss.362(a) of the Bankruptcy Code), the Guarantor shall forthwith pay, or cause to be paid, in cash, to the Agent an amount equal to the amount of the Guaranteed Obligations then due as aforesaid (including interest which, but for the filing of a petition in any proceeding under any Debtor Relief Laws with respect to the Borrower, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against the Borrower for such interest in any such proceeding under any Debtor Relief Laws). The Guarantor shall make each payment hereunder, unconditionally in full without set-off, counterclaim or other defense, or deduction for any Taxes, on the day when due in Dollars and in same day or immediately available funds, to the Agent at such office of the Agent and to such account as are specified in the Credit Agreement. All such payments shall be promptly applied from time to time by the Agent as provided in the Credit Agreement.

                  SECTION 10 Representations and Warranties. The Guarantor
                             ------------------------------
represents and warrants to the Agent and each Bank that:

                  (a) Organization and Powers. The Guarantor is a corporation
                      -----------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, is qualified to do business and is in good standing in each jurisdiction in which the failure so to qualify or be in good standing would have a Material Adverse Effect and has all requisite power and authority to own its assets and carry on its business and, with respect to the Guarantor, to execute, deliver and perform its obligations under the Guarantor Documents.

                  (b) Authorization; No Conflict. The execution, delivery and
                      --------------------------
performance by the Guarantor of this Guaranty and any other Guarantor Documents have been duly authorized by all necessary corporate action of the Guarantor, and do not and will not: (i) contravene the terms of the Guarantor's organization documents or (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which the Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which the Guarantor or its property is subject, or (iii) violate any Law.

                  (c) Binding Obligation. This Guaranty and the other Guarantor
                      ------------------
Documents constitute the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  (d) Governmental Consents. No authorization, consent,
                      ---------------------
approval, license, exemption of, or filing or registration with, any Governmental Authority, or approval or consent of any other Person, is required for the due execution, delivery or performance by, or enforcement against, the Guarantor of the Guarantor Documents.

                  (e) No Prior Assignment. The Guarantor has not previously
                      -------------------
assigned any interest in the Subordinated Debt or any collateral relating thereto, no Person other than the Guarantor owns an interest in the Subordinated Debt or any such collateral (whether as joint holders of the Subordinated Debt, participants or otherwise), and the entire Subordinated Debt is owing only to the Guarantor.

                  (f) Solvency.  Immediately prior to and after and giving
                      --------
effect to the incurrence of the Guarantor's obligations under this Guaranty the Guarantor will be Solvent.

                  (g) Independent Investigation. The Guarantor hereby
                      -------------------------
acknowledges that it has undertaken its own independent investigation of the financial condition of the Borrower and all other matters pertaining to this Guaranty and further acknowledges that it is not relying in any manner upon any representation or statement of the Agent or any Bank with respect thereto. The Guarantor represents and warrants that it has received and reviewed copies of the Loan Documents and that it is in a position to obtain, and it hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Borrower and any other matters pertinent hereto that the Guarantor may desire. The Guarantor is not relying upon or expecting the Agent or any Bank to furnish to the Guarantor any information now or hereafter in the Agent's or any such Bank's possession concerning the financial condition of the Borrower or any other matter.

                  SECTION 11 Reporting Covenant. So long as any Guaranteed
                             ------------------
Obligations shall remain unsatisfied or any Bank shall have any Commitment, the Guarantor agrees that it shall furnish to the Agent such information respecting the operations, properties, business or condition (financial or otherwise) of the Guarantor or its Subsidiaries as the Agent, at the request of any Bank, may from time to time reasonably request.

                  SECTION 12 Additional Covenants. So long as any Guaranteed
                             --------------------
Obligations shall remain unsatisfied or any Bank shall have any Commitment, the Guarantor agrees that:

                  (a) Preservation of Existence, Etc. The Guarantor shall
                      -------------------------------
maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation and preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except (i) if in the reasonable judgment of the Guarantor, it is in its best economic interest not to preserve or maintain such rights, privileges, qualifications, permits, licenses or franchises and (ii) if no Material Adverse Effect could reasonably be expected to result.

                  (b) Further Assurances and Additional Acts. The Guarantor
                      --------------------------------------
shall execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as the Agent or the Required Banks shall deem reasonably necessary or appropriate to effectuate the purposes of this Guaranty and the other Guarantor Documents, and promptly provide the Agent with evidence of the foregoing satisfactory in form and substance to the Agent and the Required Banks.

                  SECTION 13 Notices. All notices, requests or other
                             -------
communications hereunder shall be given in the manner and to the addresses specified in the Credit Agreement. Notices to the Guarantor shall be sent or delivered to the address set forth therein for the Borrower. All such notices, requested and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon receipt by the addressee, or if delivered, upon delivery.

                  SECTION 14 No Waiver; Cumulative Remedies. No failure on the
                             ------------------------------
part of the Agent or any Bank to exercise, and no delay in exercising on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder or under any other Guarantor Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

                  SECTION 15 Costs and Expenses; Indemnification.
                             -----------------------------------

                  (a)      Costs and Expenses.  The Guarantor shall:
                           ------------------

                  (i) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Agent for all reasonable costs and expenses incurred by it in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Guaranty, any other Guaranty Document and any other documents prepared in connection herewith or therewith and the consummation of the transactions contemplated hereby and thereby; and

                  (ii) pay or reimburse the Agent, and each Bank for all reasonable costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Guaranty or any other Guaranty Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any proceeding under any Debtor Relief Laws or appellate proceeding).

                  (b) Indemnification. The Borrower shall indemnify, defend and
                      ---------------
hold the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities,
 ------------------
obligations, losses, damages, penalties, actions, judgments, suites, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Person in favor of any third-party in any way relating to or arising out of this Guaranty or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any proceeding under any Debtor Relief Laws or appellate proceeding) related to or arising out of this Guaranty or relating to the Collateral, whether or not any Indemnified Person is a "Indemnified Liabilities"); provided that the Borrower
                         -----------------------    --------
shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person.

                  (c) Defense. At the election of any Indemnified Person, the
                      -------
Guarantor shall defend such Indemnified Person using legal counsel satisfactory to both such Indemnified Person and the Guarantor (such Guarantor's approval not to be unreasonably withheld), at the sole cost and expense of the Guarantor.

                  (d) Interest. Any amounts payable to the Agent or any Bank
                      --------
under this Section 15 if not paid upon demand shall bear interest from the date of such demand until paid in full, at the Default Rate.

                  (e) Survival.  The agreements in this Section shall survive
                      --------
payment of all other Secured Obligations.

                  SECTION 16 Right of Set-Off. In addition to any rights and
                             ----------------
remedies of the Banks provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is hereby authorized at any time and from time to time, upon obtaining the prior written consent of the Agent, and without notice to the Guarantor (any such notice being expressly waived by the Guarantor), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Bank shall have made any demand upon the Borrower or the Guarantor under the Loan Documents and although such obligations may be contingent and unmatured. Each Bank shall promptly notify the Guarantor (through the Agent) after any such set-off and application made by it; provided, however, that the failure to give such notice
                        --------  -------
shall not affect the validity of such setoff and application. The rights of the

Banks under this Section 16 are in addition to other rights and remedies (including other rights of set-off) which the Banks may have.

                  SECTION 17 Marshalling; Payments Set Aside. Neither the Agent
                             -------------------------------
nor the Banks shall be under any obligation to marshal any assets in favor of the Guarantor or any other Person or against or in payment of any or all of the Guaranteed Obligations. To the extent that the Guarantor makes a payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

                  SECTION 18 Benefits of Guaranty. This Guaranty is entered into
                             --------------------
for the sole protection and benefit of the Agent and each Bank and their respective successors and assigns, and no other Person (other than any Indemnified Person specified herein) shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Guaranty. The Agent and the Banks, by their acceptance of this Guaranty, shall not have any obligations under this Guaranty to any Person other than the Guarantor, and such obligations shall be limited to those expressly stated herein.

                  SECTION 19  Binding Effect; Assignment.
                              --------------------------

                  (a) Successors and Assigns. The provisions of this Guaranty
                      ----------------------
shall be binding upon and insure to the benefit of the parties hereto and their respective successors and assigns.

                  (b) Assignment. The Guarantor shall not have the right to
                      ----------
assign or transfer its rights and obligations hereunder or under any other Guarantor Documents without the prior written consent of the Required Banks. Each Bank may, without notice to or consent by the Guarantor, sell, assign, transfer or grant participations in all or any portion of such Bank's rights and obligations hereunder and under the other Guarantor Documents in connection with any sale, assignment, transfer or grant of a participation by such Bank in accordance with Section 10.04 of the Credit Agreement of or in its rights and obligations thereunder and under the other Loan Documents. The Guarantor agrees that in connection with any such sale, assignment, transfer or grant by any Bank, such Bank may deliver to the prospective participant or assignee financial statements and subject to Section 11.9 of the Credit Agreement, other relevant information relating to the Guarantor and its Subsidiaries.

                  SECTION 20 Governing Law and Jurisdiction.
                             ------------------------------

                  (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND

THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER GUARANTOR DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND THE GUARANTOR HEREBY CONSENTS, AND BY ACCEPTANCE OF THIS GUARANTY, EACH OF THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER IRREVOCABLY WAIVES, AND EACH OF THE AGENT AND THE BANKS BY ITS ACCEPTANCE HEREOF IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER
                           --------------------
HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY GUARANTOR DOCUMENT. THE BORROWER WAIVES, AND EACH OF THE AGENT AND THE BANKS BY ITS ACCEPTANCE HEREOF WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

                  SECTION 21 Waiver of Jury Trial. THE GUARANTOR HEREBY AGREES
                             --------------------
TO WAIVE, AND THE AGENT AND THE BANKS BY THEIR ACCEPTANCE HEREOF HEREBY AGREE TO WAIVE, THEIR RESPECTIVE RIGHTS TO A TRAIL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER GUARANTOR DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTOR HEREBY AGREES, AND THE AGENT AND THE BANKS BY THEIR ACCEPTANCE HEREOF HEREBY AGREE, THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT IN ANY WAY LIMITING THE FOREGOING, THE GUARANTOR FURTHER AGREES, AND THE AGENT AND THE BANKS BY THEIR ACCEPTANCE HEREOF FURTHER AGREE, THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE OTHER GUARANTOR DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE OTHER GUARANTOR DOCUMENTS.

                  SECTION 22 Entire Agreement; Amendments. This Guaranty,
                             ----------------------------
together with the other Guaranty Documents, embodies the entire agreement of the Guarantor with respect to the matters set forth herein, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and shall not be amended except by written agreement of the Guarantor, the Agent and the Requisite Banks.

                  SECTION 23 Severability. The illegality or unenforceability of
                             ------------
any provision of this Guaranty or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guaranty or any instrument or agreement required hereunder.

    IN WITNESS WHEREOF, the Guarantor has executed this Guaranty, as of the date first above written.

                                 STORAGETEK HOLDING CORPORATION
                                 By
                                          ----------------------------
                                 Title    Vice President and Treasurer
                                          ----------------------------

                                 Address:

                                          StorageTek Holding Corporation
                                          One StorageTek Drive
                                          Louisville, CO 80028-4302
                                          Attention:        Assistant Treasurer
                                          Facsimile:        (303) 673-2837

                                          With a copy to:
                                          --------------

                                          StorageTek Holding Corporation
                                          One StorageTek Drive
                                          Louisville, CO 80028-4302
                                          Attention:        General Counsel
                                          Facsimile:       (303) 673-4151